INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made on this ____ day of ____________, ____ between Magellan Petroleum Corporation, a Delaware corporation ("Corporation") and _______________ ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Agent is a director and/or officer of Corporation and in such capacity is performing a valuable service for Corporation; and

         WHEREAS, Corporation's Certificate of Incorporation provides for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by the Delaware General Corporation Laws, as amended to date (the "State Statutes"); and

         WHEREAS, the Certificate of Incorporation contemplates and requires that contracts be entered into between Corporation and its directors and officers with respect to the advance of expenses and indemnification; and

         WHEREAS, Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of their services for Corporation; and

         WHEREAS, Corporation desires to hold harmless and indemnify Agent to the full extent authorized or permitted by the provisions of the State Statutes, or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which may be adopted hereafter; and

         WHEREAS, Corporation has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Agent to continue as a director of Corporation, and acknowledges that Agent is relying upon this Agreement in continuing in such capacity; and

         WHEREAS, on August 19, 1987, Corporation's Board of Directors first authorized Corporation to enter into this Indemnification Agreement with Corporation's directors and/or officers; and

         WHEREAS, on ________ ___, ____, this agreement was entered into between Corporation and Agent; and

         WHEREAS,  since  the  execution  of  this  Indemnification   Agreement,
Corporation has purchased additional D & O Insurance coverage and other events in the development of Corporation have occurred, and


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         WHEREAS,  Corporation  now seeks to confirm,  update and  restate  this
Indemnification Agreement.

         NOW, THEREFORE, in consideration of Agent's continued service as a director and/or officer after the date hereof the parties hereto agree as follows:

         1.       Maintenance of Insurance and Self Insurance.

                  (a) Corporation represents that it presently has in force and effect policies of D & O Insurance in insurance companies and amounts as follows (the "Insurance Policies").

   Insurer              Policy No.            Amount              Deductible












Subject only to the provisions of Section l(b) hereof, Corporation hereby agrees that, so long as Agent shall continue to serve as a director or officer of Corporation (or shall continue at the request of Corporation to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative by reason of the fact that Agent was a director of Corporation (or served in any of said other capacities), Corporation will purchase and maintain in effect for the benefit of Agent one or more valid, binding and enforceable policy or policies of D & O Insurance providing, in all respects, coverage at least comparable to that presently provided pursuant to the Insurance Policies.

                  (b) Corporation shall not be required to maintain said policy or policies of D & O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgment of the then directors of Corporation, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

                  (c) In the event Corporation does not purchase and maintain in effect said policy or policies of D & O Insurance pursuant to the provisions of
Section 1(b) hereof, Corporation agrees to hold harmless and indemnify Agent to the full extent of the coverage which would otherwise have been provided for the benefit of Agent pursuant to the Insurance Policies.


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         2.  Additional  Indemnity.  Subject only to the exclusions set forth in
Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Agent:

                  (a) Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Agent in connection with any threatened, pending or completed action, suit, claim, counterclaim or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director or officer of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "other entity" or "another entity"). Each such indemnifiable event, subject to the limitations of Section 3 hereof, shall be hereinafter referred to as a "Claim."

                  (b) Otherwise to the fullest extent as may be provided to Agent by Corporation under the provisions of the Certificate of Incorporation and the By-Laws of Corporation and the State Statutes, as they now or hereafter may exist.

         3.       Limitations on Additional Indemnity.  No indemnity pursuant to
Section 2 hereof shall be paid by Corporation:

                  (a) except to the extent the aggregate of losses to be indemnified thereunder exceed the sum of $1,000 plus the amount of such losses for which the Agent is indemnified either pursuant to Sections 1 or 2 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

                  (b) when  Agent's  claim for  indemnification  hereunder is by reason of the fact that  Agent is or was  serving  or at any time  serves at the request of Corporation as a director, officer, employee or agent of another entity, except to the extent Agent is not indemnified by such other entity, and to that extent only after Agent has used his best efforts to obtain indemnification from the other entity.

                  (c) in  respect to  remuneration  paid to Agent if it shall be
determined  by  a  final  judgment  or  other  final   adjudication   that  such
remuneration was in violation of law;

                  (d) on account of any suit in which judgment is rendered against Agent for an accounting of profits made from the purchase or sale by Agent of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provision of any federal, State or local law;



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                  (e) on account of Agent's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;

                  (f) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         4. Continuation of Indemnity. All agreements and obligations of Corporation contained herein shall continue during the period Agent is a director or officer of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible Claim.

         5. Notification and Defense of Claim. Promptly after receipt by Agent of notice of the commencement of any Claim, Agent shall, if indemnification or advance of expenses in respect thereof is to be sought from Corporation pursuant to this Agreement, give prompt and timely notification to Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such Claim as to which Agent promptly and timely notifies Corporation of the commencement thereof:

                  (a) Corporation shall be entitled to participate therein at its own expense; and

                  (b) Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified shall be entitled to assume the defense thereof, with counsel satisfactory to Agent. After notice from Corporation to Agent of its election so to assume the defense thereof, Corporation shall not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Agent shall have the right to employ counsel in such Claim but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by Corporation, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between Corporation and Agent in the conduct of the defense of such Claim or (iii) Corporation shall not in fact have employed counsel to assume the defense of such Claim, in each of which cases the reasonable fees and expenses of Agent's counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any Claim brought by or on behalf of Corporation or as to which Agent shall have reached the conclusion provided for in (ii) above.

                  (c) Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any Claim effected without its written consent. Corporation shall not settle any Claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent. Neither Corporation nor Agent shall unreasonably withhold their consent to any proposed settlement.

         6. Advancement of Expenses. If Corporation does not assume Agent's defense pursuant to the provisions of Section 5(b) hereof, then Corporation shall advance the expenses of Agent in accordance with the following terms and conditions:

         Within 10 days after the receipt by Corporation from Agent of an invoice from his legal counsel representing a retainer or legal fees and expenses, or from another person or entity for expenses, actually incurred or expected to be actually incurred by Agent in connection with the defense or disposition of any Claim, including any appeals in connection therewith, Corporation shall promptly pay to Agent, or to such other person as Agent may instruct, the amount shown to be due on such invoice as an advance in advance of the disposition of such Claim. Any such invoice submitted by Agent shall be accompanied by a certificate signed by Agent to the effect that (i) he reasonably believes that the retainer or legal fees and expenses for which payment is sought are or would be indemnifiable pursuant to applicable laws and
         (ii) he will immediately use the funds so advanced by Corporation to pay such invoice.

         7. Obligation to Repay. Agent shall repay to Corporation promptly any amounts paid by Corporation to Agent pursuant to this Agreement to the extent that it shall be ultimately determined that Agent is not entitled to be indemnified by Corporation pursuant to applicable law.

         8. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason: (i) such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and (ii) such provision shall be deemed to be restated to the extent necessary so that it is valid and enforceable to the fullest extent permitted under applicable laws.

         9.       Governing Law; Binding Effect; Amendment and Termination.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.



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                  (b)  This  Agreement  shall be  binding  upon  Agent  and upon
Corporation, its successors and assigns, and shall inure to the benefit of Agent, his heirs and personal representatives and to the benefit of Corporation, its successors and assigns.

                  (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         10. Specific Performance. The parties hereto agree and acknowledge that money damages payable after the termination of any Claim would not be adequate compensation in the event of a breach by either party of its obligations under
Section 6 hereof, and agree that the non-breaching party shall be entitled, in addition to any other remedy which such party may otherwise have at law or in equity, to injunctive or other equitable relief, including an order directing the other party to make such payments as may be required, in the event of the nonperformance of any of the obligations by the other party contained in Section 6 hereof. In the event that Corporation fails to perform any of its obligations under Section 6 hereof, Corporation shall pay in advance, in accordance with the procedures set forth in Section 6 hereof and subject to Agent's obligations set forth in Section 7 hereof, the expenses of Agent incurred in connection with seeking equitable or other relief from such failure by Corporation.

         11. Notices. Notices or demands authorized by this Agreement to be given or made to or by Agent or Corporation shall be sufficiently given or made if delivered or if sent by first-class mail, postage prepaid, to such party at the respective address set forth below or, in each such case, to such other address as the addressee shall have given notice of in accordance with this
Section 11:

If to Corporation:                       Magellan Petroleum Corporation
                                         149 Durham Road
                                         Oak Park - Unit 31
                                         Madison, CT  06443

                                         Attn:  President

with a copy to:                          Timothy L. Largay, Esq.
                                         Murtha, Cullina, Richter and Pinney LLP
                                         CityPlace I, 185 Asylum Street
                                         Hartford, Connecticut  06103

If to Agent:





         12. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         13. Section Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         14. Construction. In this Agreement, where the context so requires, words importing the singular shall include the plural, words importing the plural shall include the singular, and words importing a particular gender or the neuter shall include the other gender and/or the neuter.

         15. Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof and supersedes all prior written or oral agreements between them in respect thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                          MAGELLAN PETROLEUM CORPORATION


                                          By ___________________________________
                                             Its




                                          --------------------------------------
                                                           Agent